UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
PURSUANT TO SECTION 12(b) OR (g) OF THE
SECURITIES EXCHANGE ACT OF 1934

TRANSIT MANAGEMENT HOLDING CORP
 (Exact name of registrant as specified in its charter)

Colorado	26-0812035
(State or other jurisdiction	(IRS Employer
of incorporation or organization)	Identification No.)

3176 South Peoria Ct. Aurora, Colorado 80014	80014

(Address of principal executive offices)	(Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act: Not applicable

Title of each class to be so registered	Name of each exchange on which each class is to be registered

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. []

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]

Securities Act registration statement file number to which this form relates:  333-148981 (if  applicable)

Securities to be registered pursuant to Section 12(g) of the Act:

Common Stock
 (Title of class)

INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1. Description of Registrant's Securities to be Registered.

The Registrant hereby incorporates its filing pursuant to Form SB-2, dated February 1, 2008.

Item 2. Exhibits.

The Registrant hereby incorporates its filing pursuant to Form SB-2, dated February 1, 2008.

SIGNATURE

     Pursuant to the requirements of Section l2 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Transit Management Holding Corp.
February 21, 2008	/s/ Chris Zueger
Chris Zueger Chief Executive Officer

* Print the name and title of the signing officer under his signature.